Exhibit 10.3

Dated June 30, 2016

(1)                                 BUNGE SECURITIZATION B.V., as Seller

(2)                                 KONINKLIJKE BUNGE B.V. (F/K/A BUNGE FINANCE B.V.), as Master Servicer

(3)                                 The Conduit Purchasers party hereto

(4)                                 The Committed Purchasers party hereto

(5)                                 The Purchaser Agents party hereto

(6)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Administrative Agent and Purchaser Agent

(7)                                 BUNGE LIMITED, as Performance Undertaking Provider

NINTH AMENDMENT TO THE RECEIVABLES

TRANSFER AGREEMENT

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THIS NINTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated June 30, 2016 and made between:

(1)                                 BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)                                 KONINKLIJKE BUNGE B.V. (F/K/A BUNGE FINANCE B.V.), a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”);

(3)                                 the Conduit Purchasers party hereto (the “Conduit Purchasers”);

(4)                                 the Committed Purchasers party hereto (the “Committed Purchasers”);

(5)                                 the Purchaser Agents party hereto (the “Purchaser Agents”);

(6)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Administrative Agent (the “Administrative Agent”); and

(7)                                 BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),

the Seller, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended on May 24, 2012, July 25, 2012, April 23, 2013, May 28, 2013 and March 14, 2014 and as amended and restated on May 27, 2014, May 22, 2015 and May 26, 2016) made among the Parties to this Amendment (the “Receivables Transfer Agreement”).

(B)                               The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.

(C)                               This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement.  The principles of interpretation set forth in Section 1.2

(Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.

2.                                      AMENDMENT OF THE RECEIVABLES TRANSFER AGREEMENT

With effect from the Amendment Effective Date (as such term is defined in Clause 6 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended as follows:

(a)           Clause (g)(i) of the definition of Eligible Receivable is amended in its entirety to read as follows:

(g)(i)        other than in the case of a Destination Sales Receivable, which arises pursuant to a Contract with respect to which the applicable Originator has performed all obligations required to be performed by it thereunder in order to have such Receivable become due and payable thereunder;

(b)           Section 1.1 (Certain defined terms) is amended to add the following definitions of Destination Sales Contract and Destination Sales Receivable as alphabetically appropriate:

“Destination Sales Contract” means a Contract for the sale of goods originated by a U.S. Originator or Canadian Originator pursuant to which title to the applicable goods does not pass to the related Obligor until such goods reach the Obligor’s destination.

“Destination Sales Receivable” means a Receivable arising under an invoice for a sale under a Destination Sales Contract, where such invoice is issued at the time the goods are shipped and before the sale is completed by delivery of the goods to the Obligor.  For the avoidance of doubt, once the related goods have been delivered to the related Obligor, such Receivable shall no longer constitute a Destination Sale Receivable.

(c)           The definition of Diluted Receivable is amended to add the following to the end of such definition:

For the avoidance of doubt, any Portfolio Receivable constituting a Destination Sale Receivable for which the related goods are never delivered to the applicable Obligor or with respect to which the related Obligor rejects or returns the related goods shall constitute a Diluted Receivable.

(d)           The definition of Funding Base is amended in its entirety to read as follows:

“Funding Base” means, as of any date, an amount equal to (I)(a) the Net Eligible Receivables Balance multiplied by (b) a percentage equal to 100% minus the Reserve Percentage minus (II)(a) that portion of the Net Eligible Receivables Balance constituting

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Destination Sales Receivables multiplied by (b) 4% (provided that such 4% amount shall be subject to confirmation on an annual basis on each June 30th by the Committed Purchasers, and if the Committed Purchasers specify a higher percentage in a written notice to the Seller and the Master Servicer, such higher level shall be applicable until the following June 30th).

3.                                      REPRESENTATIONS

Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

5.                                      FURTHER ASSURANCE

The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.                                      CONDITIONS PRECEDENT

This Amendment shall become effective as of the date first written above upon the satisfaction of the following:

(a)                                 The Administrative Agent shall have received (i) counterparts of this Amendment duly executed by each of the Parties, (ii) counterparts to the Second Amendment to Servicing Agreement duly executed by the parties thereto, (iii) counterparts to the Second Amendment to the U.S. Receivables Purchase Agreement duly executed by the parties thereto and (iv) counterparts to the Second Amendment to the Canadian Receivables Purchase Agreement duly executed by the parties thereto (the “Amendment Effective Date”).

7.                                      CONSENT

Each of the Committed Purchasers party hereto hereby consents to the Second Amendment to the U.S. Receivables Purchase Agreement and Second Amendment to the Canadian Purchase Agreement in the forms delivered on the date hereof.

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8.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

9.                                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

10.                               GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

11.                               NO PROCEEDING; LIMITED RECOURSE

(a)                                 Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 11, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.

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(b)                                 No recourse under any obligation, covenant or agreement of any Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BUNGE SECURITIZATION B.V., as Seller

By:
Name:
Title:

By:
Name:
Title:

KONINKLIJKE BUNGE B.V., as Master Servicer

By:
Name:
Title:

By:
Name:
Title:

BUNGE LIMITED, as Performance Undertaking Provider

By:
Name:
Title:

By:
Name:
Title:

[Signature to Ninth Amendment to the Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser

By:
Name:
Title:

[Signature to Ninth Amendment to the Receivables Transfer Agreement]

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent and Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

[Signature to Ninth Amendment to the Receivables Transfer Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Purchaser Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Committed Purchaser

By:
Name:
Title:

ALBION CAPITAL CORPORATION S.A., as Conduit Purchaser

By:
Name:
Title:

[Signature to Ninth Amendment to the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:
Name:
Title:

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By:
Name:
Title:

[Signature to Ninth Amendment to the Receivables Transfer Agreement]